Rule 497(e)

File No. 333-146827

Innovator ETFs Trust

(the “Trust”)

Innovator U.S. Equity Buffer ETF™ – September

Innovator U.S. Equity Power Buffer ETF™ – September

Innovator U.S. Equity Ultra Buffer ETF™ – September

(each, a “Fund” and together, the “Funds”)

Supplement To Each Fund’s Prospectus
Dated March 1, 2023

August 24, 2023

As described in detail in each Fund’s prospectus, an investment in shares of a Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the Outcome Period of approximately one year. The current Outcome Period for each Fund will end on August 31, 2023, and each Fund will commence a new Outcome Period that will begin on September 1, 2023 and end on August 31, 2024. Each Fund’s Cap will not be determined until the start of the new Outcome Period. A supplement to each Fund’s prospectus will be filed on August 31, 2023 that will include the actual Cap for the new Outcome Period, which may be higher or lower than the estimated Cap ranges set forth below. As of August 23, 2023, the expected range of each Fund’s Cap is set forth below.

Fund Name	Ticker	Estimated Cap Range
Innovator U.S. Equity Buffer ETF™ – September	BSEP	20.07% – 24.02% (19.28% – 23.23% after taking into account the Fund’s unitary management fee)
Innovator U.S. Equity Power Buffer ETF™ – September	PSEP	14.90% – 16.85% (14.11% – 16.06% after taking into account the Fund’s unitary management fee)
Innovator U.S. Equity Ultra Buffer ETF™ – September	USEP	13.49% – 15.57% (12.70% – 14.78% after taking into account the Fund’s unitary management fee)

Please Keep This Supplement With Your Prospectus For Future Reference